EXHIBIT A


AMERICAN DEPOSITARY SHARES
(Each American Depositary Share
represents one
deposited Share)


THE BANK OF NEW YORK
AMERICAN DEPOSITARY RECEIPT
	FOR
BEARER SHARES OF
THE PAR VALUE OF DRS 250 EACH OF
M. J. MAILLIS S.A.
(INCORPORATED UNDER THE LAWS OF
GREECE)

         The Bank of New
York, as depositary
        (hereinafter called
the Depositary), hereby certifies
that
,or registered
assigns IS THE OWNER OF

AMERICAN DEPOSITARY SHARES
representing deposited bearer
shares (herein called
Shares) of M. J. Maillis S.A.,
incorporated under the laws of
Greece (herein called the
Company). At the date
hereof, each American
Depositary Share represents
one Share deposited or subject
to deposit under the Deposit
Agreement (as such term is
hereinafter defined) at the
Athens, Greece office of the
National Bank of Greece
(herein called the
Custodian). The Depositarys
Corporate Trust Office is
located at a different address
than its principal executive
office. Its Corporate Trust
Office is located at 101
Barclay Street, New York, N.Y.
10286, and its principal
executive office is located at
One Wall Street, New York,
N.Y.	10286.

THE DEPOSITARYS CORPORATE
TRUST OFFICE ADDRESS IS
101	BARCLAY STREET,
NEW YORK, N.Y. 10286

1.	THE DEPOSIT
AGREEMENT.
         This American
Depositary Receipt is one of
an
issue	(herein called
Receipts), all issued and to be
issued upon the terms and
conditions set forth in the
deposit agreement, dated as of
March 31, 2000 (herein called
the Deposit Agreement), by and
among the Company, the
Depositary, and all Owners and
Beneficial Owners from time to
time of Receipts issued
thereunder, each of whom by
accepting a Receipt agrees to
become a party thereto and
become bound by all the terms
and conditions thereof. The
Deposit Agreement sets forth
the rights of Owners and
Beneficial Owners of the
Receipts and the rights and
duties
of the Depositary in respect of
the Shares deposited


MJM-DA7.DOC\CC	I











thereunder and any and all
other securities, property
and
cash from time to time
received in respect of such
Shares
and held thereunder (such
Shares, securities, property,
and
cash are herein called
Deposited Securities).
Copies of
the Deposit Agreement are
on file at the Depositarys
Corporate Trust Office in
New York City and at the
office of
the Custodian.
The statements
made on the face
and reverse of
this Receipt are summaries
of certain provisions of the
Deposit Agreement and are
qualified by and subject to
the
detailed provisions of the
Deposit Agreement, to
which
reference is hereby made.
Capitalized terms defined in
the. Deposit Agreement and
not defined herein shall
have the
meanings set forth in the
Deposit Agreement.

2. 	SURRENDER OF
RECEIPTS AND
WITHDRAWAL OF
SHARES.
Upon surrender at
the Corporate
Trust Office of
the Depcsitary of this
Receipt, and upon payment
of the fee
of the Depositary provided
in this Receipt, and subject
to
the terms and conditions of
the Deposit Agreement, the
Owner
hereof is entitled to
delivery, to him or upon
his order, of
the Deposited Securities at
the time represented by the
American Depositary Shares
for which this Receipt is
issued.
Delivery of such Deposited
Securities may be made by
the
delivery of (a) certificates in
the name of the Owner
hereof
or as ordered by him or
certificates properly
endorsed or
accompanied by proper
instruments of transfer and
(b) any
other securities, property and
cash to which such Owner is
then entitled in respect of
this Receipt. Such
delivery
will be made at the option of
the Owner hereof, either at
the office of the Custodian
or at the Corporate Trust
Office
of the Depositary, provided
that the forwarding of
certificates for Shares or
other Deposited Securities
for
such delivery at. the
Corporate Trust Office of the
Depositary shall be at the
risk and expense of the
Owner
hereof.

           3.	TRANSFERS,
SPLIT-UPS, AND COMBINATIONS OF
RECEIPTS.
        The transfer of
this Receipt is registrable on
the books of the Depositary
at its Corporate Trust Office
by the Owner hereof in
person or by a duly
authorized attorney,
upon surrender of this
Receipt properly endorsed
for
transfer or accompanied by
proper instruments of transfer
and funds sufficient to pay
any applicable transfer taxes
and the expenses of the
Depositary and upon
compliance with such
regulations, if any, as the
Depositary may establish
for such purpose. This
Receipt may be split into
other such Receipts, or may
be combined with other such
Receipts into one Receipt,
evidencing the same
aggregate number of
American Depositary Shares
as the Receipt or Receipts
surrendered. As a condition
precedent to the execution
and delivery, registration
of transfer, split-up,
combination, or surrender
of any Receipt or
withdrawal of any Deposited
Securities, the Depositary,
the Custodian, or Registrar
may require payment from
the depositor of the Shares
or the
presentor of the Receipt of a
sum sufficient to reimburse
it for any tax or other
governmental charge and
any stock
transfer or registration
fee with respect thereto
(including any such tax or
charge and fee with respect
to Shares being deposited or
withdrawn) and payment of
any applicable fees
as provided in this Receipt,
may require the production of
proof satisfactory to it as to
the identity and genuineness
of any signature and may
also require compliance with
any regulations the
Depositary may establish
consistent with the
provisions of the Deposit
Agreement or this Receipt,
including, without
limitation, this Article 3.
        The delivery of
Receipts against deposit of
Shares generally or against
deposit of particular Shares
may be
suspended, cr the transfer of
Receipts in particular
instances may be refused, or
the registration of transfer of
outstanding Receipts
generally may be suspended,
during any period when the
transfer books of the
Depositary are closed,
or if any such action is deemed
necessary or advisable by
the Depositary or the
Company at any time or
from time to
time because of any
requirement of law or of any
government
or governmental body or
commission, or under any
provision
of the Deposit Agreement or
this Receipt, or for any other
reason, subject to the
provisions of the following
sentence.
Notwithstanding anything to
the contrary in the Deposit
Agreement or this Receipt,
the surrender of outstanding
Receipts and withdrawal of
Deposited Securities may
notbe
suspended subject only to (i)
temporary delays caused by
closing the transfer books o
the Depositary or the
Company
or the deposit of Shares in
connection with voting at a
shareholders meeting, or the
payment of dividends, (ii)
the
payment of fees, taxes and
similar charges, and (iii)
compliance with any U.S. or
foreign laws or governmental
regulations relating to the
Receipts or to the
withdrawal of
the Deposited Securities.
Without limitation of the
foregoing, the Depositary
shall not, and shall instruct
the
Custodian, not to, knowingly
accept for deposit under the
Deposit Agreement any
Shares required to be
registered under
the provisions of the
Securities Act of 1933,
unless a
registration statement is
in effect as to such
Shares. The
Depositary shall comply
with written instructions
from the
Company (received by the
Depositary reasonably in
advance)
not to accept for deposit
under the Deposit
Agreement any
Shares identified in such
instructions at such-times
and
under such circumstances as
may reasonably be specified
in
such instructions in order to
facilitate the Companys
compliance with securities
laws in the United States and
Greece.
4.	LIABILITY OF
OWNER OR
BENEFICIAL OWNER
FOR
TAXES.
If any tax or other
governmental
charge shall
become payable with respect
to any Receipt or any
Deposited
Securities represented
hereby, such tax or other
governmental charge shall
be payable by the Owner or
Beneficial Owner hereof to
the Depositary. The
Depositary
may, and at the reasonable
request of the Company
shall,
refuse to effect any
transfer of this Receipt or
any
withdrawal of Deposited
Securities represented by
American
Depositary Shares evidenced
by such Receipt until such
payment is made, and may
withhold any dividends or
other
distributions, or may sell for
theaccount of the Owner or
Beneficial owner hereof any
part or all of the Deposited
Securities represented by the
American Depositary Shares
evidenced by this Receipt,
and may apply such
dividends or
other distributions or the
proceeds of any such sale in
payment of such tax or other
governmental charge and the
Owner or Beneficial-Owner
hereof shall remain liable for
any
deficiency.

	5.WARRANTIES ON
DEPOSIT OF SHARES.

         Every person
depositing Shares under the
Deposit
Agreement shall be deemed
thereby to represent and
warrant
that such Shares and each
certificate therefor are
validly
issued, fully paid, non-
assessable, and free of any
preemptive rights of the
holders of outstanding
Shares and
that the person making such
deposit is duly authorized so
to
do. Every such person shall
also be deemed to represent
that such Shares and the
Receipts evidencing
American
Depositary Shares
representing such Shares
would not be
Restricted Securities. Such
representations and
warranties
shall survive the deposit of
Shares and issuance of
Receipts.

          6.	FILING PROOFS,
CERTIFICATES, AND OTHER
INFORMATION.
Any person
presenting Shares
for deposit or any
Owner or Beneficial Owner of a
Receipt may be recuired from	I
time to time to file with the
Depositary or the Custodian
such proof of citizenship or
residence, exchange control
approval, or such information
relating to the registration on
the books of the Company or
the Foreign Registrar, if
applicable, to execute such
certificates and to make such
representations and
warranties, as the Depositary
may deem necessary or
proper. The Depositary may
withhold the
delivery or registration of
transfer of any Receipt or the
distribution of any dividend
or sale or distribution of
rights or of the proceeds
thereof or the delivery of any
Deposited Securities until
such proof or other
information is filed or such
certificates are executed
or such
representations and warranties
made. No Share shall be
accepted for deposit unless
accompanied by evidence, if
any is required by the
Depositary, satisfactory to
the
Depositary that any
necessary approval has been
granted by any governmental
body in Greece which is
then performing the function
of the regulation of currency
exchange.

7.	CHARGES OF
DEPOSITARY.

The Company
agrees to pay the
fees, reasonable
expenses and out-of-pocket
charges of the Depositary
and
those of any Registrar only
in accordance with
agreements in writing
entered into between the
Depositary and the Company
from time to time. The
Depositary shall present its
statement for such charges and
expenses to the Company once
every three months. The
charges and expenses of the
Custodian are for the sole
account of the Depositary.

        The following
charges shall be incurred by
any party depositinc or-
withdrawng Shares or by any
party surrendering Receipts
or to whom Receipts are
issued
(including, without
limitation, issuance pursuant
to a stock dividend or stock
split declared by the
Company or an
exchange of stock regarding
the Receipts or Deposited
Securities or a distribution of
Receipts pursuant to
Section 4.03 of the Deposit
Agreement), whichever
applicable: (1) taxes and
other governmental charges,
(2) such registration fees as
may from time to time be in
effect for the registration
of transfers of Shares
generally on the. Share
register of the Company or
Foreign Registrar and
applicable to transfers of
Shares to the name of the
Depositary or its nominee or
the Custodian or its nominee
on the making of deposits or
withdrawals under the terms
of the Deposit Agreement, (3)
such cable, telex and
facsimile
transmission expenses as are
expressly provided in the
Deposit Agreement,	(4) such
expenses as are incurred by
the
Depositary in the conversion
of foreign currency pursuant
to
Section 4.05	of the Deposit
Agreement,	(5) a fee of
$5.00	or
less per	100	American
Depositary Shares (or portion
thereof)
for the execution and
delivery of Receipts pursuant
to
Section 2.03,	4.03	or 4.04
	of the Deposit
Agreement and the
surrender of Receipts pursuant
to Section 2.05
or 6.02 of
the Deposit Agreement,	(6)
a fee of $.02 or less per
American Depositary Share (or
portion thereof) for any cash
distribution made pursuant to
Sections 4.01 through 4.04 of
the Deposit Agreement,	(7)
a fee for the distribution
of
securities pursuant to Section
4.02 of the Deposit
Agreement, such fee being in an
amount equal to the fee for
the execution and delivery of
American Depositary Shares
referred to above which
would have been charged as
a result
of the deposit of such
securities (for purposes of
this
clause	7	treating all such
securities as if they were
Shares), but which securities
are instead distributed by the
Depositary to Owners, and (8)
any other charge payable by
the Depositary, any of the
Depositarys agents,
including
the Custodian, or the agents
of the Depositarys agents in
connection with the servicing
of Shares or other Deposited
Securities (which charge
shall be assessed against
Owners of
record as of the date or dates
set by the Depositary in
accordance with Section 4.06
of the Deposit Agreement and
shall be collected at the sole
discretion of the Depositary
by billing such owners for
such charge or by deducting
such
charge from one or more
cash dividends or other cash
distributions).
        The Depositary,
subject to Article 8 hereof,
may
own and deal in any class of
securities of the Company
and
its affiliates and in
Receipts.

          8.	PRE-RELEASE OF
RECEIPTS.

         The Depositary
may issue Receipts against
delivery by the Company (or
any agent of the Company
recording Share ownership) of
rights to receive Shares from
the Company (or any such
agent of the Company). No
such issue of Receipts will
be deemed a Pre-Release that
is subject to the
restrictions of the following
paragraph.
Unless requested
in writing by the
Company to
cease doing so, the Depositary
may, notwithsta:ain_a Section
2.03 	hereof, execute and
deliver Receipts prior to the
receipt of Shares pursuant to
Section 2.02 (Pre-Release).
The Depositary may,
pursuant to Section 2.05,
deliver Shares upon the
receipt and cancellation of
Receipts which have
been Pre-Released, whether
or not such cancellation is
prior to the termination of
such Pre-Release or the
Depositary
knows that such Receipt has
been Pre-Released. The
Depositary may receive
Receipts in lieu of Shares in
satisfaction of a Pre-Release.
Each Pre-Release will be (a)
preceded or accompanied by
a written representation and
agreement from the person to
whom Receipts are to be
delivered(the Pre-Releasee)
that the Pre-Releasee, or its
customer,	(i) owns the
Shares or Receipts to be
remitted, as
the case may be,	(ii)
assigns all beneficial
right, title
and interest in such Shares or
Receipts, as the case may be,
to the Depositary in its
capacity as such and for the
benefit of the owners, and
(iii) will not take any
action
with respect to such Shares
or Receipts, as the case may
be,
that is inconsistent with
the transfer of beneficial
ownership (including without
the consent of the
Depositary,
disposing of such Shares or
Receipts, as the case may be,
other than in satisfaction of
such Pre-Release), (b) at all
times fully collateralized with
cash, U.S. government
securities or such other
collateral as the Depositary
determines, in good faith,
will provide substantially
similar liquidity and security,
(c) terminable by the
Depositary on not more than
five (5) business days notice,
and 	(d) subject to such
further indemnities and
credit
regulations as the Depositary
deems reasonably
appropriate.
The number of Shares not
deposited but represented by
American Depositary Shares
outstanding at any time as a
result of Pre-Releases will
not normally exceed thirty
percent (30%) of the Shares
deposited hereunder;
provided,
however, that the Depositary
reserves the right to
disregard
such limit from time to time
as it deems appropriate, and
may, with the prior written
consent of the Company,
change
such limit for purposes of
general application. The
Depositary will also set
dollar limits with respect to
Pre-
Release transactions to be
entered into hereunder with
any
particular Pre-Release on-a
case-by-case basis as the
Depositary deems
appropriate. For purposes of
enabling the
Depositary to fulfill its
obligations to the Owners
under
the Deposit Agreement, the
collateral referred to in
clause
(b) above shall be held by
the Depositary as security for
the performance of the Pre-
Releasees obligations to the
Depositary in connection
with a Pre-Release
transaction,
including the Pre-Releasees
obligation to deliver Shares
or
Receipts upon termination of
a Pre-Release transaction (and
shall not, for the avoidance
of doubt, constitute
Deposited
Securities hereunder).

         The Depositary
may retain for its own
account any compensation
received by it in connection
with the
foregoing.

9.	TITLE TO
RECEI:TS.
It is a condition of
this Receipt and
every
successive owner and
Beneficial Owner of this
Receipt by
accepting or holding the
same consents and agrees,
that
title to this Receipt when
properly endorsed or
accompanied by proper
instruments of transfer, is
transferable by
delivery with the same effect
as in the case of a negotiable
instrument under the laws of
the State of New York;
provided, however, that the
Depositary and the Company,
notwithstanding any notice to
the contrary, may treat the
person in whose name this
Receipt is registered on the
books of the Depositary as
the absolute owner hereof for
the
purpose of determining the
person entitled to distribution
of dividends or other
distributions or to any notice
provided for in the Deposit
Agreement or for all other
purposes and neither the
Company nor the Depositary
shall
have any obligation or be
subject to liability under the
Deposit Agreement to any
holder of this Receipt unless
the
holder is the Owner thereof.

10.	VALIDITY OF
RECEIPT.	I

        This Receipt shall
not be entitled to any benefits
under the Deposit Agreement
or be valid or obligatory for
any purpose, unless this
Receipt shall have been
executed by








the Depositary by the manual
signature of a duly authorized
signatory of the Depositary;
provided, however that such
signature may be a facsimile
if a Registrar for the Receipts
shall have been appointed
and such Receipts are
countersigned by the manual
of a duly authorized officer of
the Registrar.

11. 	REPORTS;
INSPECTION OF
TRANSFER BOOKS.

         The Company
currently furnishes the
Securities and Exchan:::e
Commission (hereinafter called
the Commission)
with certain public reports
and documents required by
foreign law or otherwise
under Rule 12g3-2(b) under
the
Securities Exchange Act of
	1
934.
	S
uch reports will be
available for inspection and
copying by Owners and
Beneficial Owners at the
public reference facilities
maintained by the Commission
located at	450	Fifth Street,
N.W., Washington, D.C.	20549.

        The Depositary
will make available for
inspection by the Owners of
Receipts at its Corporate
Trust Office any notices,
reports and communications,
including any proxy
soliciting material, received
from the Company which are
both 	(a) received by the
Depositary as the holder of
the
Deposited Securities and 	(b)
made generally available to
the holders of such Deposited
Securities by the Company.
The
Depositary will also send to
Owners of Receipts copies of
such reports when furnished
by the Company pursuant to
the
Deposit Agreement or at the
reasonable request and at the
expense of the Company, will
make such notices, reports
and
communications available to
all owners in the same manner
as the Company makes them
generally available to holders
of
Shares or on such basis as the
Company may advise the
Depositary as being required
by law, regulation or stock
exchange requirement to which
the Company may be subject,
subject to any limitations
imposed by the laws of the
United States. Any such
reports and communications,
including any
such proxy soliciting material,
furnished to the Depositary
by the Company shall be
furnished in English to the
extent
such materials are required to
be translated into English
pursuant to any regulations of
the Commission.
The Depositary
will keep books, at
its Corporate
Trust Office, for the
registration of Receipts and
transfers of Receipts which at
all reasonable times shall be
open for inspection by the
Owners of Receipts or the
Company;
provided, however, that such
inspection shall not be for the
purpose of communicating with
Owners of Receipts in the
interest of a business or object
other than the business of the
Company or a matter related
to the Deposit Agreement or
the Receipts.

12. 	DIVIDENDS AND
DISTRIBUTIONS.

         Whenever the
Depositary receives any
cash dividend or other cash
distribution on any
Deposited Securities, the
Depositary will, if at the
time of receipt thereof
any
amounts received in a
foreign currency can in the
judgment
of the Depositary be
converted on a reasonable
basis into
United States dollars
transferable to the United
States, and subject to the
Deposit Agreement, convert,
as promptly as
practicable, such dividend or
distribution into dollars and
will distribute, as promptly
as practicable, the amount
thus rceived (net of the fees
and expenses of the
Depositary as
p1:-:.vi._3ed in Article 7 hereof
and Section 5.09 of the
Deposit Agreement) to the
Owners of Receipts entitled
thereto;
provided, however, that in
the event that the Company
or the Depositary is required
to withhold and does
withhold from
any cash dividend or other
cash distribution in respect
of
any Deposited Securities an
amount on account of taxes,
the
amount distributed to the
Owners of the Receipts
evidencing
American Depositary Shares
representing such Deposited
Securities shall be reduced
accordingly.

        Subject to the prc-
risions of Section
          4.11 and 5.09 of the
Deposit Agreement,
whenever the Depositary
receives any distribution
other than a distribution
described in
Section 	4.01, 	4.03 	or 4.04
	cf the Deposit
Agreement, the
Depositary will, after
consultation with the
Company, cause the
securities or property
received by it to be
distributed, as prcmc_iy as
practicable, to the Owners
entic=ed thereto,
in any manner that the
Depositary may deem
equitable and practicable for
accomplishing such
distribution; provided,
however, that if in the
opinion of the Depositary
such
distribution cannot be made
proportionately among the
owners
of Receipts entitled
thereto, or if for any other
reason the
Depositary deems such
distribution not to be feasible,
the
Depositary may adopt such
method as it may deem
equitable
and practicable for the
purpose of effecting such
distribution, including,
but not limited to, the
public or
private sale of the
securities or property thus
received, or
any part thereof, and the net
proceeds of any such sale
(net
of the fees and expenses of
the Depositary as provided in
Article 7 hereof and Section
5.09 of the Deposit Agreement)
will be distributed by the
Depositary to the Owners of
Receipts entitled thereto all
in the manner and subject to
the conditions described in
Section 4.01 of the Deposit
Agreement.
        If any distribution
consists of a dividend in, or
free distribution of, Shares,
the Depositary may, after
consultation with the
Company, distribute, as
promptly as practicable, to
the Owners of outstanding
Receipts entitled thereto,
additional Receipts
evidencing an aggregate
number of American
Depositary Shares
representing the amount of
Shares received as such
dividend or free distribution
subject to the terms and
conditions of the Deposit
Agreement with respect to the
deposit cf Shares and the
issuance of
American Depositary Shares
evidenced by Receipts,
including
the withholding of any tax or
other governmental charge as
provided in Section 4.11 of
the Deposit Agreement and
the
payment of the fees and
expenses of the Depositary as
provided in Article 7 hereof
and Section 5.09 of the
Deposit
Agreement. In lieu of
delivering Receipts for
fractional
American Depositary Shares
in any such case, the
Depositary
will sell the amount of Shares
represented by the aggregate
of such fractions and
distribute the net
proceeds, all in
the manner and subject to the
conditions described in
Section 4.01 of the Deposit -
agreement. If additional
Receipts are not so
distributed, each American
Depositary
Share shall thenceforth also
represent the additional
Shares
distributed upon the
Deposited Securities
represented
thereby.
In the event that
the Depositary
determines that
any distribution in property
(including Shares and rights
to subscribe therefor) is
subject to any tax or other
govern-
mental charge which the
Depcsitary is obligated to
withhold, the Depositary may
by public or private sale
dispcse of all or a portion of
such propert-, (including
Shares and rights to subscribe
therefor) in such amounts and
in such manner as the
Depositary deems necessary
and practicable to pay any
such taxes or charges, and to
Depositary shall distribute
the net proceeds of any such
sale after deduction of such
taxes or charges to the
Owners of Receipts entitled
thereto.

13.	RIGHTS.

         In the event that
the Company shall offer or
cause
to be offered to the holders of
any Deposited Securities any
rights to subscribe for
additional Shares or any rights
of
any other nature, the
Depositary, after consultation
with
the Company, shall have
discretion as to the procedure
to be
followed in making such
rights available to any
Owners or in
disposing of such rights on
behalf of any Owners and
making
the net proceeds available to
such Owners or, if by the
terms of such rights offering
or for any other reason, the
Depositary may not either
make such rights available to
any
Owners or dispose of such
rights and make the net
proceeds
available to such Owners,
then the Depositary shall
allow
the rights to lapse. If at the
time of the offering of any
rights the Depositary
determines in its
discretion that it
is lawful and feasible to make
such rights available to all
or certain Owners but not to
other Owners, the Depositary
may distribute to any owner
to whom it determines the
distribution to be lawful and
feasible, in proportion to the
number of American Depositary
Shares held by such owner,
warrants or other instruments
therefor in such form as it
deems appropriate.

         In circumstances in
which rights would otherwise
not be distributed, if an Owner
of Receipts requests the










distribution of warrants or
other instruments in order to
exercise the rights allocable
to the American Depositary
Shares of such Owner
hereunder, the Depositary
will make
such rights available to such
owner upon written notice
from the Company to the
Depositary that (a) the
Company has
elected in its sole
discretion to permit such
rights to be exercised and
(b) such Owner has executed
such documents as the
Company has determined in
its sole discretion are
reasonably required under
applicable law.
If the Depositary
has distributed
warrants or
other instruments for rights
to all or certain Owners, then
upon instruction from such
an Owner pursuant to such
warrants or other instruments
to the Depositary from such
Owner to exercise such
richts, upon payment by such
Owner to
the Depositary for the
account of such Owner of an
amount
equal to the purchase price of
the Shares to be received
upon the exercise of the
rights, and upon payment of
the
fees and expenses of the
Depositary and any other
charges as
set forth in such warrants or
other instruments, the
Depositary shall, on behalf of
such owner, exercise the
rights and purchase the
Shares, and the Company
shall cause
the Shares so purchased to be
delivered to the Depositary
on
behalf of such Owner. As
acent for such Owner, the
Depositary will cause the
Shares so purchased to be
deposited pursuant to Section
2.02 of the Deposit Agreement,
and shall, pursuant to Section
2.03 of the Deposit
Agreement, execute and deli-
,er Receipts to such Owner.
In
the case of a distribution
pursuant to the second para
	graph
of this Article 	13, such
Receipts shall be legended
in-n
accordance with applicable
U.S. laws, and shall be
subject
to the appropriate
restrictions on sale,
deposit, cancellation, and
transfer under such laws.
        If the Depositary
determines in its discretion
that it is not lawful and
feasible to make such rights
available to all or certain
Owners, it may, after
consultation with the
Company, sell, and at the
request of the Company shall
use its best efforts that are
reasonable under the
circumstances to sell, the
rights, warrants or
other instruments in
proportion to the number of
American Depositary Shares
held by the Owners to whom
it has
determined it may not
lawfully or feasibly make
such rights available, and
allocate the net proceeds of
such sales (net of the fees and
expenses of the Depositary as
provided in Section 5.09 of the
Deposit Agreement and all
taxes and
governmental charges
payable in connection with
such rights and subject to the
terms and conditions of the
Deposit
Agreement) for the account of
such Owners otherwise entitled
to such rights, warrants or
ether instruments, upon an
averaged or other practical
basis without regard to any
distinctions among such Owners
because of exchance	J
restrictions or the date of
delivery of any Receipt or
otherwise.


J
J











The Depositary
will not offer
rights to Owners
unless both the rights and
the securities to which such
rights relate are either
exempt from registration
under the
Securities Act of 1933 with
respect to a distribution
to all Owners or are
registered under the
provisions of such Act;
provided, that nothing in this
Deposit Agreement shall
create, any obligation on to
part of the Company to file a
registration statement with
respect to such rights or
underlying securities or to
endeavor to have such a
registration statement
declared effective. If an
owner of
Receipts requests the
distribution of warrants or
other
instruments,
notwithstand,inc that there
has been no such
registration under such Act,
the Depositary shall not
effect such distribution unless
it has received an opinion from
recognized counsel in the
United States for the
Company upon which the
Depositary may rely that
such distribution to such
Owner is exempt from such
registration.
The Depositary
shall not be
responsible for
any
failure to determine that it
may be lawful or feasible to
make such rights available
to owners in general or any
owner in particular.

14. 	CONVERSION OF
FOREIGN CURRENCY.
        Subject to any
restrictions imposed by the
laws of Greece, regulations
or applicable permits issued
by any
governmental body in
Greece, if any, which is then
performing the function of
the regulation of currency
exchange, whenever the
Depositary or the Custodian
shall
receive foreign currency, by
way of dividends or other
distributions or the net
prcceeds from the sale of
securities, property or
rights, and if at the time
of the
receipt thereof the foreign
currency so received can in
the
judgment of the Depositary be
converted on a reasonable
basis into Dollars and the
resulting Dollars transferred
to the United States, the
Depositary shall convert or
cause to be converted, as
promptly as practicable, by
sale or in any other manner
that it may determine, such
foreign currency into
Dollars, and such Dollars
shall be distributed to the
Owners entitled thereto or, if
the Depositary shall have
distributed any warrants or
other instruments which
entitle the holders thereof to
such Dollars, then to the
holders of such warrants
and/or instruments upon
surrender thereof for
cancellation. Such
distribution may be made
upon an
averaged or other practicable
basis without regard to any
distinctions among Owners on
account of exchange
restrictions, the date of
delivery of any Receipt or
otherwise and shall be net cf
any expenses of conversion
into Dollars incurred by the
Depositary as provided in
Section 	5.09 	of the Deposit
Agreement.

If such conversion
or distribution can
be effected











only with the approval or
license of any government or
agency thereof, the
Depositary shall file such
application for approval or
license, if any, as it may
deem desirable.

        If at any time the
Depositary shall determine
that in its judgment any
foreign currency received by
the
Depositary or the Custodian
is not convertible on a
reasonable basis into Dollars
transferable to the United
States, or if any approval or
license of any government or
agency thereof which is
required for such conversion
is
denied or in the opinion of
the Depositary is not
obtainable, or if any such
approval or license is not
obtained within a reasonable
period as determined by the
Depositary, the Depositary
may, after consultation with
the Company, distribute the
foreign currency (or an
appropriate document
evidencing the right to
receive such foreign
currency) received by the
Depositary to, or in its
discretion may hold such
foreign currency uninvested
and
without liability for
interest thereon for the
respective
accounts of, the Owners
entitled to receive the same.
If any such
conversion of
foreign currency,
in
whole or in part, cannot be
effected for distribution to
some of the Owners entitled
thereto, the Depositary may,
after consultation with the
Company, in its discretion
make such conversion and
distribution in Dollars to the
extent permissible to the
Owners entitled thereto and
may
distribute the balance of the
foreign currency received by
the Depositary to, or hold
such balance uninvested and
without liability for
interest thereon for the
respective accounts of, the
Owners entitled thereto.

15.	RECORD DATES.

         Whenever any
cash dividend or other cash
distrib-
ution shall become payable
or any distribution other than
cash shall be made, or
whenever rights shall be
issued with respect to the
Deposited Securities, or
whenever the
Depositary shall receive
notice of any meeting of
holders of Shares or other
Deposited Securities, or
whenever for any reason the
Depositary causes a change
in the number of
Shares that are represented
by each American Depositary
Share, or whenever the
Depositary shall find it
necessary or convenient, the
Depositary shall fix a record
date (which shall be the same
as the corresponding record
date set by
the Company or as near as
practicable thereto) (a) for the
determination of the owners
of Receipts who shall be
(i) entitled to receive such
dividend, distribution or
rights or the net proceeds
of the sale thereof or
(ii) entitled to give
instructions for the
exercise of
voting rights at any such
meeting, or (b) on or after
which each American
Depositary Share will
represent the changed
number of Shares, subject to
the provisions of the Deposit
Agreement.












16.	VOTING OF
DEPOSITED
SECURITIES.

        Upon receipt of
notice of any meeting of
holders of shares or other
Deposited Securities, if
requested in writing by the
Company, the Depositary
shall, as soon as practicable
thereafter, mail to the
Owners of Receipts a
notice, the form of which
notice shall be in the sole
discretion of the Depositary,
which shall contain (a) such
information as is contained
in such notice of meeting
received by the Depositary from
the Company, (b) a statement
that the Owners of Receipts
as of the close of business on
a
specified record date will
be entitled, subject to any
applicable provision of law
and of the Articles of the
Company, to instruct the
Depositary as to the exercise
of
the voting rights, if any,
pertaining to the amount of
Deposited Securities
represented by their
respective
American Depositary Shares,
(c) a statement as to the
manner
in which such instructions
may be given or deemed
given in
accordance with the last
sentence of this paragraph if
no
instruction is received, to the
Depositary to give a
discretionary proxy to a
designated member of the
9oard of
Directors of the Company and
(d) a statement that by
instructing the Depositary as
to the exercise of voting
rights with respect to the
Deposited Securities such
Owner
will be deemed (i) to authorize
the Depositary to cause the
number of Deposited
Securities evidenced by the
number of
American Depositary Shares
held by such Owner to be
registered in the name of
such Owner in a temporary
voting
account ten (10) days prior to
the date on which such vote
is to occur and immediately
after such vote to register
such
Deposited Securities in the
name of the Depositary or
the
Custodian or their respective
nominees, and (ii) to
authorize the Company and
the Depositary to make such
other
arrangements as they may deem
necessary or advisable
consistent with Greek law, the
Articles of the Company and
the terms of the Deposited
Securities to permit the
Depositary to carry out such
instructions, and (iii) to
agree not to transfer,
surrender or otherwise
dispose of
such Owners American
Depositary Shares representing
such
Deposited Securities until
after the date such vote is to
occur. Upon the written
request of an Owner of a
Receipt on such record date,
received on or before the
date established by the
Depositary for such purpose,
the Depositary shall
endeavor insofar as
practicable to vote or cause
to be voted the amount of
Shares or other Deposited
Securities
represented by such American
Depositary Shares evidenced by
such Receipt in accordance
with the instructions set forth
in such request and will notify
the Company in advance of
its intentions to so vote or
cause to be voted such
Deposited Securities as
required to preserve such
voting rights. The Depositary
shall not vote or attempt to
exercise the right to vote
that attaches to the Shares
or other Deposited
Securities, ether than in
accordance with










such instructions or deemed
instructions. If no
instructions are received by
the Depositary from any
owner with respect to any of
the Deposited Securities
represented by the American
Depositary Shares evidenced by
such owners Receipts on or
before the date established
by the Depositary for such
purpose, the Depositary shall
deem such Owner to
have instructed the
Depositary to give a
discretionary proxy to a
person designated by the
Company with respect to
such Deposited Securities
and the Depositary shall give
a
discretionary proxy to a
person designated by the
Company to vote such
Deposited. Securities;
provided, that no such
instruction shall be deemed
riven and no such
discretionary proxy shall be
given with respect to any
matter as to which the
Company informs the
Depositary (and the Company
agrees
to provide such information
as promptly as practicable in
writing) that	(x) the
Company does not wish such
proxy
given,	(y) substantial
opposition exists or
(z) such matter
materially and adversely
affects the rights of holders
of Shares.

         There can be no
assurance that Owners
generally or any owner in
particular will receive the
notice described in the
preceding paragraph
sufficiently prior to the
instruction date to ensure that
the Depositary will vote the
Shares or Deposited
Securities in accordance with
the
provisions set forth in the
preceding paragraph.

17. 	CHANGES
AFFECTING DEPOSITED
SECURITIES.
In circumstances
where the
provisions of
Section 4.03 	of the Deposit
Agreement do not apply,
upon any change-in nominal
value, change in par value,
split-up,
consolidation, or any other
reclassification of Deposited
Securities, or upon any
recapitalization,
reorganization,
merger or consolidation, or
sale of assets affecting the
Company or to which it is a
party, any securities which
shall be received by the
Depositary or a Custodian in
exchange for or in conversion
of or in respect of Deposited
Securities shall be treated as
new Deposited Securities
under the Deposit Agreement,
and American Depositary Shares
shall thenceforth represent, in
addition to the existing
Deposited Securities, the
right to receive the new
Deposited Securities so
received in exchange or
conversion, unless
additional Receipts are
delivered pursuant to the
following
sentence. In any such case
the Depositary may, after
consultation with the
Company to the extent
practicable,
execute and deliver additional
Receipts as in the case of a
dividend in Shares, or call
=or the surrender of
outstanding Receipts to be
exchanged for new Receipts
specifically
describing such new
Deposited Securities..	-

           18.	LIABILITY OF THE
COMPANY AND DEPOSITARY.	I










         Neither the
Depositary nor the Company
nor any of their respective
directors, employees,
agents or affiliates shall
incur any liability to any
owner or Beneficial owner of
any Receipt, if by reason of
any provision of any present
or future law or regulation of
the United States,Greece or
any other country, or of any
other governmental or
regulatory authcrity, or by
reason of any provision,
present
or future, of the Articles of
the Company, or by reason of
any provision of any
securities issued or
distributed by the
Company, or any offering or
distribution thereof, or by
reason of any act of God or
war or other circumstances
beyond its control, the
Depositary or the Company
or any of
their respective directors,
officers, employees, agents
or
affiliates shall be prevented,
delayed or forbidden from or
be subject to any civil or
criminal penalty on account
of
doing or performing any act
or thing which by the terms
of
the Deposit Agreement or
Deposited Securities it is
provided
shall be done or performed;
nor shall the Depositary or
the
Company or any of their
respective directors,
employees,
agents or affiliates incur any
liability to any Owner or
Beneficial Owner of-a
Receipt by reason of any
non-
performance or delay, caused
as aforesaid, in the
performance of any act or
thing which by the terms of
the
Deposit Agreement it is
provided shall or may be
done or
performed, or by reason of
any exercise of, or failure to
exercise, any discretion
provided for in the Deposit
Agreement or the Articles.
Where, by the terms o a
distribution pursuant to Section
4.01, 4.02 or 4.03 of the
Deposit Agreement, or an
offering or distribution
pursuant to Section 4.04 of
the Deposit Agreement, such
distribution or offering may
not be made available to
Owners of Receipts, and the
Depositary may not dispose
of such distribution or
offering on behalf of such
owners and make the net
proceeds available to such
Owners, then the Depositary
shall not make such
distribution or offering, and
shall allow any rights,
if applicable, to lapse.
Neither the Company nor the
Depositary assumes any
obligation or shall be subject
to any liability under the
Deposit Agreement to
Owners or
Beneficial Owners of
Receipts, except that they
agree to
perform their obligations
specifically set forth in
the
Deposit Agreement without
negligence or bad faith. The
Depositary shall not be
subject to any liability with
respect to the validity or
worth of the Deposited
Securities. Neither the
Depositary nor the Company
shall be under any obligation
to appear in, prosecute or
defend any action, suit, or
other proceeding in respect of
any
Deposited Securities or in
respect of the Receipts,
which in its opinion may
involve it in expense or
liability, unless
indemnity satisfactory to it
against all expense and
liability shall be furnished as
often as may be. required,
and the Custodian shall not
be under any obligation
whatsoever with respect to
such proceedings, the
responsibility of the
Custodian being solely to the
Depositary. Neither the
Depositary nor the Company
shall be










liable for any action or
nonaction by it in reliance
upon
the advice of or information
from legal counsel,
accountants, any person
presenting Shares for
deposit, any
Owner or Beneficial Owner of
a Receipt, or any other person
believed by it in good faith
to be competent to give such
advice or information. The
Depositary shall not be
responsible for any failure to
carry out any instructions to
vote any of the Deposited
Securities, or for the manner
in
which any such vote is cast
or the effect of any such
vote,
provided that any such
action or nonaction is in
good faith. The Depositary
shall not be liable for any
acts Cr omissions made by a
successor depositary
whether in connection with a
previous act or omission of
the Depositary or in
connection
with a matter arising wholly
after the removal or
resignation of the
Depositary, provided that in
connection
with the issue out of
which such potential
liability arises,
the Depositary performed its
obligations without
negligence
or bad faith while it acted as
Depositary. The Company
agrees to indemnify the
Depositary, its directors,
employees, agents and
affiliates and any Custodian
against,
and hold each of them
harmless from, any liability
or
expense (including, but not
limited to, the reasonable
fees
and expenses of counsel) which
may arise out of acts
performed or omitted, in
accordance with the
provisions of
the Deposit Agreement and
of the Receipts, as the same
may
be amended, modified, or
supplemented from time to
time, (i) by either the
Depositary or a Custodian or
their respective
directors, officers,
employees, agents and
affiliates,
except for any liability or
expense arising out of the
negligence or bad faith of
either of them, or (ii) by the
Company or any of its
directors, officers,
employees, agents and
affiliates. The indemnities
contained in the preceding
sentence shall not extend to
any liability or expense
which
arises solely and exclusively
out of a Pre-Release (as
defined in Section 2.09 of
the Deposit Agreement) of a
Receipt or Receipts in
accordance with Section 2.09 of
the
Deposit Agreement and which
would not otherwise have arisen
had such Receipt or Receipts
not been the subject of a Pre-
Release pursuant to Section
2.09; provided, however, that
the indemnities provided in
the preceding sentence shall
apply to any such liability or
expense (i) to the extent
that such liability or expense
would have arisen had a
Receipt or Receipts not been
the subject of a Pre-Release,
or (ii) which may arise out of
any misstatement or alleged
misstatement or omission or
alleged omission in any
registration statement, proxy
statement, prospectus (or
placement memorandum), or
preliminary prospectus (or
preliminary placement
memorandum), relating to
the offer of
sale of American Depositary
Shares, except to the extent
any
such liability or expense
arises out of (a) information
relating to the Depositary or
any Custodian (other than
the
Company), as applicable,
furnished in writing and not
materially changed or altered
by the Company expressly
for
use in any of the foregoing
documents, or, (b) if such
1










information is provided,
the failure to state a
material
fact necessary to make the
information provided not
misleading. Any person
seeking indemnification
hereunder
(an indemnified person)
shall notify the person from
whom it is seeking
indemnification (the
indemnifying person)
of the commencement of
any indemnifiable action or
claim
promptly after such
indemnified person
becomes aware of such
commencement (provided that
the failure to make such
notification shall not affect
such indemnified persons
rights under Section 5.08 of
the Deposit Agreement) and
shall consult in good faith
with the indemnifying
person as
to the conduct of the
defense of such action or
claim, which shall be
reasonable in the
circumstances. No
indemnified
person shall compromise or
settle any action or claim
without the consent of the
indemnifying person. No
disclaimer of liability under
the Securities Ac= of 1933 is
intended by any provision
of the Deposit Agreement.

           19.	RESIGNATION
ARID REMOVAL OF THE DEPOSITARY;
APPOINTMENT OF SUCCESSOR
CUSTODIAN.
The Depositary
may at any time
resign as
Depositary hereunder by
written notice of its election
so to
do delivered to the
Company, such resignation
to take effect
upon the appointment of a
successor depositary and its
acceptance of such
appointment as provided in
the Deposit
Agreement. The Depositary
may at any time be removed
by the
Company by written notice
of such removal, effective
upon
the appointment of a
successor depositary and its
acceptance
of such appointment as
provided in the Deposit
Agreement.
Whenever the Depositary in
its discretion determines
that it
is in the best interest of the
Owners of Receipts to do
so,
it may appoint a substitute
or additional custodian or
custodians.

20.	AMENDMENT.

         The form of the
Receipts and any provisions
of the Deposit Agreement may
at any time and from time to
time be
amended by agreement
between the Company and the
Depositary without the
consent of Owners or
Beneficial Owners of
Receipts in any respect
which they may deem
necessary or
desirable. Any amendment
which shall impose or
increase any fees or charges
(other than taxes and other
governmental
charges, registration fees
and cable, telex or facsimile
transmission costs, delivery
costs or other such
expenses), or which shall
otherwise prejudice any
substantial existing right of
Owners of Receipts, shall,
however, not become
effective as to outstanding
Receipts until the expiration
of thirty days after notice of
such amendment shall have
been
given to the Owners of
outstanding Receipts. Every
Owner of a Receipt at the
time any amendment so
becomes effective
shall be deemed, by
continuing to hold such
Receipt, to










consent and agree to such
amendment and to be bound
by the
Deposit Agreement as
amended thereby. In no
event shall any amendment
impair the right of the owner
of any Receipt to
surrender such Receipt and
receive therefor the
Deposited Securities
represented thereby except in
order to comply
with mandatory provisions of
applicable law.

21. 	TERMINATION OF
DEPOSIT AGREEMENT.

         The Depositary at
any time at the direction of
the
Company, shall terminate the
Deposit Agreement by nailing
notice of such termination to
the Owners of all Receipts
then outstanding at least 60
days prior to the date
fixed in
such notice for such
termination. The Depositary
may
likewise terminate the
Deposit Agreement by
mailing notice
of such termination to the
Company and the Owners of
all
Receipts then outstanding if
at any time 60 days shall have
expired after the Depositary
shall have delivered to the
Company a written notice of
its election to resign and a
successor depositary shall
r_ct have been appointed and
accepted its appointment as
provided in the Deposit
Agreement. On and after the
date of termination, the
Owner
of a Receipt will, upon (a)
surrender of such Receipt at
the
Corporate Trust Office of the
Depositary, (b) payment of
the
fee of the Depositary for the
surrender of Receipts referred
to in Section 2.05 of the Deposit
Agreement, and (c) payment
of any applicable taxes or
gcvernmental charges, be
entitled
to delivery, to him or upon
his order, of the amount of
Deposited Securities
represented by the American
Depositary
Shares evidenced by such
Receipt. If any Receipts shall
remain. outstanding after the
date of termination, the
Depositary thereafter shall
discontinue the registration of
transfers of Receipts, shall
suspend the distribution of
dividends to the owners
thereof, and shall not give
any
further notices or perform any
further acts under the
Deposit Agreement, except
that the Depositary shall
continue
to collect dividends and other
distributions. pertaining to
Deposited Securities, shall
sell rights and other property
as provided in the Deposit
Agreement, and shall
continue to
deliver Deposited Securities,
together with any dividends
or
other distributions received
with respect thereto and the
net proceeds of the sale of
any rights or other property,
in
exchange for Receipts
surrendered to the Depositary
(after
deducting, in each case, the
tee of the Depositary for the
surrender of a Receipt, any
expenses for the account of
the
Owner of such Receipt in
acccrdance with the terms
and
conditions of the Deposit
Agreement, and any
applicable
taxes or governmental
charges,. At any time after
the
expiration of one year from
the date of termination, the
Depositary may sell the
Deposited Securities then
held under
the Deposit Agreement and
may thereafter hold
uninvested the
net proceeds of any such sale,
together with any other cash
then held by it thereunder,
unsegregated and without
liability for interest, for
the pro rata benefit of the	1










Owners of Receipts which
have not theretofore been
surrendered, such Owners
thereupon becoming general
creditors of the Depositary
with respect to such net
proceeds. After making such
sale, the Depositary shall be
discharged from all
obligations under the Deposit
Agreement, except to
account for such net
proceeds and other cash
(after deducting, in each
case, the fee of the
Depositary
for the surrender of a
Receipt, any expenses for
the account of the Owner of
such Receipt in accordance
with the terms
and conditions of the
Deposit Agreement, and any
applicable taxes or
governmental charges).
Upon the termination of the
Deposit Agreement, the
Company shall be
discharged from all
obligations under the Deposit
Agreement except for its
obligations to the Depositary
with respect to
indemnification, charges,
and expenses.

          22.	SUBMISSION
TC JURISDICTION; WAIVER OF
IMMUNITIES.

In the Deposit
Agreement, the
Company has 	(i)
appointed CT -Corporation
Sys:em, in the Borough cf
Manhattan, the City of New
Ycrk, State of New York, as
the
Companys authorized agent
upon which process may be
served in any suit or
proceeding arising out of
or relating to the
Shares or Deposited Securities,
the American Depositary
Shares, the Receipts or this
Agreement, (ii) consented
and submitted to the
jurisdiction of any state or
federal court in the State of
New York in which any such
suit or
proceeding may be instituted,
and (iii) agreed that
service of process upon said
authorized agent shall be
deemed in
every respect effective
service of process upon the
Company in any such suit or
proceeding.
To the extent that
the Company or
any of its
properties, assets or revenues
may have or hereafter
become
entitled to, or have
attributed to it, any right
of
immunity, on the grounds of
sovereignty or otherwise,
from
any legal action, suit or
proceeding, from the giving
of any relief in any respect
thereof, from setoff or
counterclaim,
from the jurisdiction of any
court, from service of
process, from attachment
upon or prior to judgment,
from attachment
in aid of execution or
judgment, or other legal
process or
proceeding for the giving of
any relief or for the
enforcement of any judgment,
in any jurisdiction in which
proceedings may at any time he
commenced, with respect to
its obligations, liabilities
or any other matter under
or
arising out of or in
connection with the Shares or
Deposited Securities, the
American Depositary Shares,
the Receipts or
the Deposit Agreement, the
Company, to the fullest
extent
permitted by law, hereby
irrevocably and
unconditionally
waives, and agrees not to
plead or claim, any such
immunity/, and consents to
such relief and enforcement.











23.	DISCLOSURE OF
BENEFICIAL
OWNERSHIP.

         The Company may
from time to time request
Owners
to provide information (a) as
to the capacity in which such
Owners own or owned Receipts,
(b) regarding the identity of
any other persons then or
previously interested in such
Receipts and (c) the nature of
such interest and various
other matters. Each Owner
agrees to provide any
information requested by the
Company or the Depositary
pursuant to this Article
whether or not such person
is
still an Owner at the time of
such request. The Depositary
agrees, at the Companys
expense, to use reasonable
efforts
to comply with written
instructions received from
the
Company requesting that the
Depositary forward any such
requests to the Owners and
to forward to the Company
any
responses.





































C